Exhibit 99.1
News Release

M.D.C. HOLDINGS ANNOUNCES THIRD QUARTER 2023 RESULTS

DENVER, COLORADO, Thursday, October 26, 2023. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter ended September 30, 2023.

“MDC delivered another quarter of strong profitability, generating net income of $107.3 million, or $1.40 per diluted share for the third quarter of 2023,” said MDC’s Executive Chairman, Larry Mizel. “Home sale revenues were $1.09 billion on new home deliveries of 1,968 at an average sales price of $552,000. Gross margin from home sales improved 280 basis points from the second quarter of 2023 to 19.2%, while SG&A as a percent of home sale revenues improved on both a sequential and year-over-year basis to 9.3%. These results further demonstrate our ability to deliver solid profitability in a high interest rate environment.”

“Net new orders improved considerably from the prior year period, thanks to a significant reduction in cancellations and our use of financing incentives that lessened the impact of higher mortgage rates for our buyers," said David Mandarich MDC's President and Chief Executive Officer. "Our sales pace for the quarter was 2.4 homes per community per month and was fairly consistent across our homebuilding footprint. We continue to see motivated buyers in our markets, provided we can meet their affordability needs.”

“Despite the challenges that higher interest rates present, I remain confident in our company’s outlook," said Mr. Mizel. "The US economy has shown great resilience in terms of GDP growth and job creation, while home prices nationally have held firm. The new home market continues to benefit from a lack of existing home supply, and large public builders like MDC are poised to gain market share. We plan on taking advantage of this opportunity in the coming quarters and therefore have increased our land acquisition efforts.”

Mr. Mizel concluded, "Our average build time for homes that closed in the quarter improved significantly as compared to the second quarter. This improvement, coupled with our increased focus on spec home production, has led to better inventory turns and cash generation. Our cash and marketable securities balance at the end of the quarter stood at $1.78 billion, giving us ample liquidity to reinvest in our operations and pay our industry-leading dividend of $2.20 on an annualized basis. The progress we made this quarter has us well positioned to end 2023 on a strong note and carry the momentum into the new year.”

2023 Third Quarter Highlights and Comparisons to 2022 Third Quarter

•Home sale revenues of $1.09 billion compared to $1.41 billion
◦Unit deliveries of 1,968 vs. 2,387
◦Average selling price of deliveries of $552,000 vs. $590,000
•Homebuilding pretax income of $127.4 million compared to $168.2 million
◦Gross margin from home sales of 19.2% vs. 22.7%
◦Inventory impairments of $6.2 million vs $28.4 million
◦Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") of 9.3% vs. 10.0%
◦Project abandonment expense of $11.8 million in the third quarter of 2022
•Financial services pretax income of $12.4 million compared to $17.6 million
•Net income of $107.3 million, or $1.40 per diluted share, compared to $144.4 million, or $1.98 per diluted share
◦Effective tax rate of 23.2% vs 22.3%
•Dollar value of net new orders increased 532% to $965.5 million from $152.8 million
◦Unit gross orders increased 42% to 2,227 from 1,569
◦Cancellations as a percentage of gross orders of 23.9% vs. 80.9%
◦Average selling price of gross orders decreased 4% to $560,000 from $583,000

2023 Outlook and Other Selected Information1

•Projected home deliveries for the 2023 fourth quarter between 2,200 and 2,400
◦Projected average selling price for 2023 fourth quarter unit deliveries of between $545,000 and $555,000
◦Projected gross margin from home sales for the 2023 fourth quarter between 18.0% and 19.5% (assuming no impairments or warranty adjustments)
•Active subdivision count at September 30, 2023 of 235, up 7% year-over-year
•Lots controlled of 22,353 at September 30, 2023, down 24% year-over-year
•Quarterly cash dividend of fifty-five cents ($0.55) per share declared on October 23, 2023
◦Consistent record of stable or increasing dividends for nearly 30 years

1 See "Forward-Looking Statements" below.

About MDC
M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have helped more than 240,000 homebuyers achieve the American Dream since 1977. One of the largest homebuilders in the nation, MDC is committed to quality and value that is reflected in each home its subsidiaries build. The Richmond American companies have operations in Alabama, Arizona, California, Colorado, Florida, Idaho, Maryland, Nevada, New Mexico, Oregon, Pennsylvania, Tennessee, Texas, Utah, Virginia and Washington. Mortgage lending, insurance and title services are offered by the following MDC subsidiaries, respectively: HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company. M.D.C. Holdings, Inc. stock is traded on the New York Stock Exchange under the symbol “MDC.” For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including orders addressing the COVID-19 pandemic, the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended September 30, 2023, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:    Derek R. Kimmerle
    Vice President and Chief Accounting Officer
    1-866-424-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.
Consolidated Statements of Operations and Comprehensive Income
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$1,087,050	$1,407,642	$3,210,536	$4,098,985
Home cost of sales	(872,624)	(1,059,996)	(2,622,362)	(3,043,390)
Inventory impairments	(6,200)	(28,415)	(27,500)	(29,075)
Total cost of sales	(878,824)	(1,088,411)	(2,649,862)	(3,072,465)
Gross profit	208,226	319,231	560,674	1,026,520
Selling, general and administrative expenses	(101,311)	(141,435)	(303,032)	(404,598)
Interest and other income	20,414	2,220	51,812	3,797
Other income (expense)	55	(11,800)	987	(28,733)
Homebuilding pretax income	127,384	168,216	310,441	596,986

Financial Services:
Revenues	23,769	34,101	85,874	99,461
Expenses	(15,494)	(18,704)	(46,231)	(54,440)
Other income, net	4,148	2,176	11,742	4,627
Financial services pretax income	12,423	17,573	51,385	49,648

Income before income taxes	139,807	185,789	361,826	646,634
Provision for income taxes	(32,502)	(41,389)	(80,328)	(164,271)
Net income	$107,305	$144,400	$281,498	$482,363

Other comprehensive income net of tax:
Unrealized gain related to available-for-sale debt securities	1	—	91	—
Other comprehensive income	1	—	91	—
Comprehensive income	$107,306	$144,400	$281,589	$482,363

Earnings per share:
Basic	$1.44	$2.03	$3.82	$6.78
Diluted	$1.40	$1.98	$3.73	$6.59

Weighted average common shares outstanding:
Basic	74,198,016	70,880,405	73,265,878	70,829,761
Diluted	76,253,178	72,729,453	75,106,356	72,892,635

Dividends declared per share	$0.55	$0.50	$1.55	$1.50

M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(Unaudited)

	September 30, 2023	December 31, 2022

	(Dollars in thousands, except per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$1,207,532	$696,075
Restricted cash	4,300	3,143
Marketable securities	346,351	443,712
Trade and other receivables	81,305	116,364
Inventories:
Housing completed or under construction	1,921,134	1,722,061
Land and land under development	1,315,196	1,793,718
Total inventories	3,236,330	3,515,779
Property and equipment, net	62,403	63,730
Deferred tax asset, net	46,615	49,252
Prepaids and other assets	70,791	70,007
Total homebuilding assets	5,055,627	4,958,062
Financial Services:
Cash and cash equivalents	150,457	17,877
Marketable securities	79,166	117,388
Mortgage loans held-for-sale, net	164,254	229,513
Other assets	38,499	40,432
Total financial services assets	432,376	405,210
Total Assets	$5,488,003	$5,363,272
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$135,265	$109,218
Accrued and other liabilities	312,882	383,406
Revolving credit facility	10,000	10,000
Senior notes, net	1,483,193	1,482,576
Total homebuilding liabilities	1,941,340	1,985,200
Financial Services:
Accounts payable and accrued liabilities	108,650	110,536
Mortgage repurchase facility	145,470	175,752
Total financial services liabilities	254,120	286,288
Total Liabilities	2,195,460	2,271,488
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 74,662,468 and 72,585,596 issued and outstanding at September 30, 2023 and December 31, 2022, respectively	747	726
Additional paid-in-capital	1,817,494	1,784,173
Retained earnings	1,474,211	1,306,885
Accumulated other comprehensive income	91	—
Total Stockholders' Equity	3,292,543	3,091,784
Total Liabilities and Stockholders' Equity	$5,488,003	$5,363,272

M.D.C. HOLDINGS, INC.
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(Dollars in thousands)
Operating Activities:
Net income	$107,305	$144,400	$281,498	$482,363
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	4,073	25,555	14,358	50,348
Depreciation and amortization	6,417	6,760	17,870	20,663
Inventory impairments	6,200	28,415	27,500	29,075
Project abandonment costs	(45)	11,809	(963)	28,758
Amortization of discount of marketable debt securities	(6,008)	(1,082)	(24,864)	(1,082)
Deferred income tax benefit (expense)	(8)	(5,387)	2,608	(4,180)
Net changes in assets and liabilities:
Trade and other receivables	(12,242)	3,011	44,979	(19,321)
Mortgage loans held-for-sale, net	(5,508)	(763)	65,259	91,696
Housing completed or under construction	(189,317)	149,218	(202,912)	(319,083)
Land and land under development	92,308	(117,282)	456,441	(19,740)
Prepaids and other assets	(4,360)	(2,275)	(3,097)	(8,050)
Accounts payable and accrued and other liabilities	(27,595)	(69,486)	(55,528)	12,506
Net cash provided by (used in) operating activities	(28,780)	172,893	623,149	343,953

Investing Activities:
Purchases of marketable securities	(422,943)	(291,126)	(1,088,433)	(291,126)
Maturities of marketable securities	680,000	—	1,249,000	—
Purchases of property and equipment	(4,330)	(7,731)	(14,880)	(21,429)
Net cash provided by (used in) investing activities	252,727	(298,857)	145,687	(312,555)

Financing Activities:
Payments on mortgage repurchase facility, net	22,319	20,649	(30,282)	(60,086)
Dividend payments	(41,063)	(35,622)	(114,172)	(106,785)
Issuance of shares under stock-based compensation programs, net	1,220	1,141	20,812	(11,545)
Net cash used in financing activities	(17,524)	(13,832)	(123,642)	(178,416)

Net increase (decrease) in cash, cash equivalents and restricted cash	206,423	(139,796)	645,194	(147,018)
Cash, cash equivalents and restricted cash:
Beginning of period	1,155,866	596,237	717,095	603,459
End of period	$1,362,289	$456,441	$1,362,289	$456,441

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$1,207,532	$417,298	$1,207,532	$417,298
Restricted cash	4,300	4,657	4,300	4,657
Financial Services:
Cash and cash equivalents	150,457	34,486	150,457	34,486
Total cash, cash equivalents and restricted cash	$1,362,289	$456,441	$1,362,289	$456,441

New Home Deliveries

	Three Months Ended September 30,
	2023			2022			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	1,198	$651,472	$543.8	1,312	$772,356	$588.7	(9)%	(16)%	(8)%
Mountain	441	284,142	644.3	647	424,397	655.9	(32)%	(33)%	(2)%
East	329	151,436	460.3	428	210,889	492.7	(23)%	(28)%	(7)%
Total	1,968	$1,087,050	$552.4	2,387	$1,407,642	$589.7	(18)%	(23)%	(6)%

	Nine Months Ended September 30,
	2023			2022			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	3,424	$1,845,964	$539.1	3,926	$2,267,946	$577.7	(13)%	(19)%	(7)%
Mountain	1,467	931,367	634.9	1,860	1,196,526	643.3	(21)%	(22)%	(1)%
East	937	433,205	462.3	1,370	634,513	463.1	(32)%	(32)%	—%
Total	5,828	$3,210,536	$550.9	7,156	$4,098,985	$572.8	(19)%	(22)%	(4)%

Net New Orders

	Three Months Ended September 30,
	2023				2022				% Change
	Homes	Dollar Value	Average Price [1]	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price [1]	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	1,022	$590,558	$577.8	2.38	193	$93,481	$484.4	0.51	430%	532%	19%	371%
Mountain	401	250,285	624.2	2.39	(3)	2,838	N/A	(0.02)	N/A	N/A	N/A	N/A
East	272	124,655	458.3	2.45	109	56,514	518.5	1.01	150%	121%	(12)%	143%
Total	1,695	$965,498	$569.6	2.39	299	$152,833	$511.1	0.46	467%	532%	11%	416%
1 Gross order average selling price for the three months ended September 30, 2023 decreased approximately 4% year-over-year to $560,000.

	Nine Months Ended September 30,
	2023				2022				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	3,375	$1,939,875	$574.8	2.68	2,754	$1,677,039	$608.9	2.66	23%	16%	(6)%	1%
Mountain	1,285	781,530	608.2	2.55	1,194	811,860	679.9	2.52	8%	(4)%	(11)%	1%
East	969	439,187	453.2	2.91	906	457,919	505.4	2.80	7%	(4)%	(10)%	4%
Total	5,629	$3,160,592	$561.5	2.68	4,854	$2,946,818	$607.1	2.64	16%	7%	(8)%	2%
2 Calculated as total net new orders (gross orders less cancellations) in period ÷ average active communities during period ÷ number of months in period.

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%	September 30,		%
	2023	2022	Change	2023	2022	Change	2023	2022	Change
West	141	132	7%	143	127	13%	140	115	22%
Mountain	55	51	8%	56	52	8%	56	53	6%
East	39	37	5%	37	36	3%	37	36	3%
Total	235	220	7%	236	215	10%	233	204	14%

Backlog

	September 30,
	2023			2022			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price

	(Dollars in thousands)
West	1,842	$1,113,867	$604.7	3,044	$1,762,858	$579.1	(39)%	(37)%	4%
Mountain	533	355,759	667.5	1,508	1,038,037	688.4	(65)%	(66)%	(3)%
East	400	188,972	472.4	786	396,406	504.3	(49)%	(52)%	(6)%
Total	2,775	$1,658,598	$597.7	5,338	$3,197,301	$599.0	(48)%	(48)%	—%

Homes Completed or Under Construction (WIP lots)

	September 30,		%
	2023	2022	Change
Unsold:
Completed	236	187	26%
Under construction	2,445	895	173%
Total unsold started homes	2,681	1,082	148%
Sold homes under construction or completed	2,585	5,094	(49)%
Model homes under construction or completed	552	532	4%
Total homes completed or under construction	5,818	6,708	(13)%

Lots Owned and Optioned (including homes completed or under construction)

	September 30, 2023			September 30, 2022
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	10,128	1,092	11,220	13,893	914	14,807	(24)%
Mountain	4,420	1,793	6,213	6,151	2,458	8,609	(28)%
East	3,218	1,702	4,920	3,848	1,992	5,840	(16)%
Total	17,766	4,587	22,353	23,892	5,364	29,256	(24)%

Selling, General and Administrative Expenses

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	Change	2023	2022	Change
	(Dollars in thousands)
General and administrative expenses	$46,232	$80,858	$(34,626)	$141,213	$225,735	$(84,522)
General and administrative expenses as a percentage of home sale revenues	4.3%	5.7%	-140 bps	4.4%	5.5%	-110 bps
Marketing expenses	$24,875	$26,355	$(1,480)	$70,608	$78,022	$(7,414)
Marketing expenses as a percentage of home sale revenues	2.3%	1.9%	40 bps	2.2%	1.9%	30 bps
Commissions expenses	$30,204	$34,222	$(4,018)	$91,211	$100,841	$(9,630)
Commissions expenses as a percentage of home sale revenues	2.8%	2.4%	40 bps	2.8%	2.5%	30 bps
Total selling, general and administrative expenses	$101,311	$141,435	$(40,124)	$303,032	$404,598	$(101,566)
Total selling, general and administrative expenses as a percentage of home sale revenues	9.3%	10.0%	-70 bps	9.4%	9.9%	-50 bps

Capitalized Interest

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

	(Dollars in thousands)
Homebuilding interest incurred	$17,482	$17,391	$52,386	$52,031
Less: Interest capitalized	(17,482)	(17,391)	(52,386)	(52,031)
Homebuilding interest expensed	$—	$—	$—	$—

Interest capitalized, beginning of period	$61,953	$62,169	$59,921	$58,054
Plus: Interest capitalized during period	17,482	17,391	52,386	52,031
Less: Previously capitalized interest included in home cost of sales	(14,007)	(15,977)	(46,879)	(46,502)
Interest capitalized, end of period	$65,428	$63,583	$65,428	$63,583